Supplement dated February 20, 2020
to the Statement of Additional Information (the “SAI”), dated January 1, 2020, as supplemented, for the following fund:
Fund
Columbia Funds Series Trust II
Columbia Limited Duration Credit Fund
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for the above referenced fund is hereby superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending July 31 – Information is as of July 31, 2019, unless otherwise noted
Limited Duration Credit Fund	Tom Murphy	12 RICs 24 PIVs 22 other accounts	$3.60 billion $21.79 billion $4.56 billion	None	Over $1,000,000(a) $500,001– $1,000,000(b)	Columbia Management	Columbia Management
	Royce Wilson	1 RIC	$770.69 million	None	$10,001– $50,000(a) $50,001– $100,000(b)
	John Dawson(i)	6 other accounts	$1.25 million	None	$50,001– $100,000(b)
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.
(i)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of December 31, 2019.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP915_00_034_(02/20)